UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 20, 2009
(Date of earliest event reported)

TECH DATA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive
Clearwater, Florida, 33760
(Address of principal executive offices)

727-539-7429
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 20, 2009, Tech Data Corporation issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for its second quarter ended July 31, 2009.  The information in this Form 8-K, including the exhibit noted in Item 9.01, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1	August 20, 2009 Press Release by Tech Data Corporation (The information provided in this Exhibit 99.1 is furnished and shall not be deemed “filed”.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

August 20, 2009	/s/ JEFFERY P. HOWELLS

Jeffery P. Howells
Executive Vice President &
Chief Financial Officer
Tech Data Corporation